                                                                    EXHIBIT 10.5

                             LASER POWER CORPORATION

                             STOCK OPTION AGREEMENT

                                   (INCENTIVE)



AGREEMENT made as of the _________ day of ______________________, 1994 by and
between LASER POWER CORPORATION, a Delaware corporation (hereinafter called "Company"), and ________________________ (hereinafter called "Optionee").


                                   WITNESSETH:

                                    RECITALS

A. The Board of Directors of the Company has adopted the Company's 1993 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of selected key employees (including officers and directors), and non-employee directors, consultants or advisors, who contribute to the financial success of the Company or its parent or subsidiary corporations.

B. Optionee is a key employee of the Company or its parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

C. The granted option is intended to be an incentive stock option within the meaning of Section 422A of the Internal Revenue Code ("Incentive Option").

           NOW, THEREFORE, it is hereby agreed as follows:

1 . Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of this Agreement (the "Grant Date"), a stock option to purchase up to shares of the Company's Common Stock (the "Optioned Shares") from time to time during the option term at the option price of $ per share (the "Option Price").

2. Option Term. This option shall have a maximum term of ___________________(___) years measures from the Grant Date and shall accordingly expire at the close of business on ____________, (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5, 7(a) or 18.

3. Option Nontransferable: Exception. This option shall be neither transferable nor assignable by Optionee other than by will or by laws of descent, and distribution and may be exercised, during Optionee's lifetime, only by Optionee.

4. Dates of Exercise. This option may not be exercised in whole or in part at any time prior to the time the Plan is approved by the Company's stockholders in accordance with Paragraph 17. Provided such stockholder approval is obtained, Optionee may, within the specified term of this option and pursuant to the provisions of this Agreement, purchase the Optioned Shares according to the vesting schedule set forth in Exhibit "A" hereto, which is incorporated herein by this reference. Exercisable installments may be exercised in whole or in part and, to the extent not exercised, will accumulate and be exercisable at any time on or before the Expiration Date unless sooner terminated.

5. Accelerated Termination of Option Term. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should one of the following provisions become applicable:

         (a) Except as otherwise provided in subparagraphs (b), (c) or (d) below, should Optionee cease to be an employee of the Company at any time during the option term, then the Optionee shall have up to a one (1) month period commencing with the date of such cessation of employee status, in which to exercise this option for any or all of the Optioned Shares for which this option is at the time of such cessation of employee status exercisable, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such one (1) month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

         (b) Should Optionee die while this option is outstanding, then the executors or administrators of Optionee's estate or Optionee's heirs or legatees (as the case may be) shall have the right to exercise this option for the number of Optioned Shares (if any) for which the option is exercisable on the date of the Optionee's death. Such right shall lapse and this option shall cease to be exercisable upon the earlier of (i) the twelve (12) month anniversary of the date of the optionee's death or (ii) the Expiration Date.

         (c) Should Optionee become permanently disabled and cease by reason thereof to be an employee of the Company at any time during the option term, then the Optionee shall have a period of six (6) months (commencing with the date of such cessation of employee status) in which to exercise this option for any or all of the Optioned Shares for which this option is exercisable at the time of such cessation of employee status; provided, however, that in no event shall this option be exercisable at any time after the Expiration Date. Optionee shall be deemed to be permanently disabled if Optionee is, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than six (6) months, unable to perform his/her usual duties for the Company or the parent or subsidiary corporation retaining his/her services. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

         (d) Should the Optionee's status as an employee be terminated for willful misconduct, theft, fraud, embezzlement or any unauthorized disclosure or use of confidential information or trade secrets or should the Optionee make or attempt to make any unauthorized use or disclosure of the confidential information or trade secrets of the Company or any parent or subsidiary corporation, then in any such event this option shall terminate and cease to be exercisable immediately upon such termination of employee status.

         (e) For purposes of this Paragraph 5 and for all other purposes under this Agreement, the Optionee shall be deemed to be an employee of the Company and to continue in the Company's employ for so long as the Optionee remains in the employ of the Company or one or more of its parent or subsidiary corporations.

6. Adjustment in Option Shares. In THE event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, or other change affecting THE outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the total number of Optioned Shares subject to this option and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

7. Special Termination of Option

         (a) In the event of any of the following transactions (a "Corporate Transaction"):

                  (I) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                  (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, then this option, if not to be assumed by the successor Corporation or parent thereof (or replaced with a comparable option to purchase shares of the capital stock of such successor corporation or parent thereof), automatically shall be accelerated so that this option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock purchasable under this option and may be exercised for all or any portion of such shares; provided, however, that the exercisability of the accelerated option as an incentive stock option under the federal tax laws shall remain subject to the applicable limitations of Paragraph 20. No such acceleration of this option, however, shall occur if and to the extent the acceleration of this option would, when added to the present value of certain other payments in the nature of compensation which become due and payable to Optionee in connection of excess parachute payments under Section (28OG(b) of the Internal Revenue Code. The existence of such excess parachute payment shall be determined by the Plan Administrator in the exercise of its reasonable business judgment and on the basis of tax counsel provided the Company. This option, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless it is expressly assumed by the successor corporation or parent thereof (or replaced with a comparable option to purchase shares of the capital stock of such successor corporation or parent thereof).

         (b) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

8. Privilege of Stock Ownership. The holder of this option shall not have any of the rights of a stockholder with respect to the Optioned Shares until such individual shall have exercised the option and paid the Option Price.

9. Manner of Exercising Option.

         (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                  (i) Execute and deliver to the Secretary of the Company a stock purchase agreement in substantially the form of Exhibit "B" to this Agreement (the "Purchase Agreement");

                  (ii) Pay the aggregate option price for the purchased shares in one or more of the following alternative forms:

                           (A)      full payment, in cash or cash equivalents;
                                    or

                           (B) full payment in shares of Common Stock of the Company having a Fair Market Value on the Exercise Date (as such terms are defined below) in an amount equal to the option price; or

                           (C) full payment in a combination of shares of Common Stock of the Company valued at Fair Market Value on the Exercise Date and cash or cash equivalents, equal in the aggregate to the option price; or

                           (D) any other form which the Plan Administrator (as that term is defined in the Plan) may, in its discretion, approve at the time of exercise, in accordance with the provisions of paragraph 15 of this Agreement; and

                  (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

         (b) For purposes of Paragraph 9 (a) above, the Fair Market Value of a share of Common Stock shall be determined in accordance with subparagraphs (i) through (iii) below, and the Exercise Date shall be the first date on which there shall have been delivered to the Company both (1) the executed Purchase Agreement and (11) the payment of the option price for the purchased shares.

                  (i) If the Common Stock is not on the Exercise Date listed or admitted to trading on any stock exchange, but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and lowest asked prices (or if such information is available, the closing selling price) of one share of Common Stock on the Exercise Date in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the Exercise Date, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

                  (ii) If the Common Stock is on the Exercise Date listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price of one share of Common Stock on the Exercise Date on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the Exercise Date, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (iii) If the Common Stock is on the Exercise Date neither listed or admitted to trading on any stock exchange nor traded in the over-the-counter market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, including one or more independent professional appraisals.

         (c) This option shall be deemed to have been exercised with respect to the number of Optioned Shares specified in the Purchase Agreement at such time as the executed Purchase Agreement for such shares shall have been delivered to the Company. Payment of the option price shall immediately become due and shall accompany the Purchase Agreement. As soon thereafter as practical, the Company shall mail or deliver to Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchase and paid for, with the appropriate legends affixed thereto.

         (d) In no event may this option be exercised for any fractional shares.

10. Compliance with Laws and Regulations.

         (a) The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

         (b) In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities law.

11. Representations and Covenants: Restrictions on Transfer.

         (a) Optionee acknowledges that this Incentive Option has been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Act"), and an exemption from qualification under the California Corporate Securities Law of 1968, and that Optionee has acquired the Incentive Option and will acquire any of the Shares for Optionee's own account, with no view to any distribution thereof, and that Optionee will not make any distribution thereof other than pursuant to an exemption from registration under the Act and an exemption from qualification under the California Corporate Securities Law of 1968.

         (b) Optionee acknowledges that Optionee has received such financial, business and other information regarding the Company as Optionee has deemed necessary to evaluate the merits and risks of holding the Incentive Option, and Optionee has had such opportunity as deemed necessary to ask and receive answers to questions from personnel of the Company. Optionee further represents and warrants to the Company that Optionee has a pre-existing personal or business relationship with the Company and several of its officers and directors, and that such relationships consist of personal or business contacts of a nature and duration's such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general and financial circumstances of the Company and such officers and directors.

         (c) Optionee acknowledges that the Incentive Option and the Shares must be held indefinitely unless subsequently registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available. Optionee acknowledges that the Company is under no obligation to register any Common Stock acquired by Optionee. Optionee is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchase in a private placement subject to the satisfaction of certain conditions. Optionee is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plan to satisfy these conditions in the foreseeable future.

         (d) Optionee has such knowledge and experience in financial and business matters that Optionee is capable of evaluating the merits and risks of Optionee's investment in the Company. Optionee understands that an investment in the Company is speculative and any possible profits therefrom are uncertain and that Optionee must bear the economic risks of any investment in the Company for an indefinite period of time. Optionee is able to bear these economic risks.

         (e) Optionee is a bonafide resident and domiciliary, not a temporary transient resident, of and has his or her principal residence in the State of California, and does not have any present intention of moving his or her principal residence from California.

12. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3 or 7(a), the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

13. Liability of Company.

         (a) If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of Section 10 of the Plan.

         (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the nonissuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

14. No Employment or Service Contract. Except to the extent the terms of any employment contract between the Company and the Optionee may expressly provide otherwise, the Company (or any parent or subsidiary corporation of the Company employing Optionee) shall be under no obligation to continue the employee status of Optionee for any period of specific duration and may terminate such employee status at any time, with or without cause.

15. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of its Secretary at its corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

16. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any questions or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

17. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California as applied to agreements between California residents entered into and to be fully performed in California.

18. Stockholder Approval. The grant of this option is subject to approval of the Plan by the Company's stockholders within twelve (12) months after the adoption of the Plan by the Board of Directors, and this option may not be exercised in whole or in part until such shareholder approval is obtained. In the event that such stockholder approval is not obtained, then this option shall thereupon terminate and the Optionee shall have no further rights to acquire any Optioned Shares hereunder.

19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20. Withholding. Optionee hereby agrees to make appropriate arrangements with the Company or parent or subsidiary corporation employing Optionee (if any) for the satisfaction of any federal, state or local income tax withholding requirements applicable to the exercise of this option.

21. Loss of Favorable Tax Treatment. No installment under this option shall qualify for favorable tax treatment as an incentive stock option under the federal tax laws if (and to the extent) the aggregate fair market value (determined at the Grant Date) of the Company's Common Stock for which such installment first become exercisable hereunder in any calendar year would, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Company's Common Stock for which this option or one or more post-1986 Incentive Options granted to the Optionee prior to the Grant Date (whether under the plan or any other option plan of the company or any parent or subsidiary corporation) first become exercisable during the same calendar year, exceed $200,000 in the aggregate.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, all as of the day and year indicated above.

                                    COMPANY:

                             LASER POWER CORPORATION
                             a Delaware Corporation

                                      BY: ____________________________________

                                      TITLE: _________________________________

                                      ADDRESS:   12777 High Bluff Drive
                                                 San Diego, California  92130

                                      OPTIONEE:

                                      ________________________________________

                                      Name: __________________________________

                                      Address: _______________________________



                   [SIGNATURE PAGE TO LASER POWER CORPORATION
                        INCENTIVE STOCK OPTION AGREEMENT]

                                   EXHIBIT "A"
                                VESTING SCHEDULE


         As measured from the Grant Date specified in paragraph 1, this option is exercisable as follows:


         On the first, second, third, fourth and fifth anniversaries of the grant and thereafter, until the Expiration Date specified in paragraph 2, on a cumulative basis up to 20%, 40%, 60%, 80%, and 100%, respectively, of the total shares specified in paragraph 1 may be purchased.

                                   EXHIBIT "B"


                             LASER POWER CORPORATION
                            STOCK PURCHASE AGREEMENT

                         (NOTICE OF EXERCISE OF OPTION)



This Agreement is made as of this _________ day of ______________________ 19____, by and between Laser Power Corporation, a Delaware corporation ("Company"), and ____________________________ the holder of a stock option to purchase shares of the Company's common stock ("Optionee").

                              1. EXERCISE OF OPTION

1.1 Exercise. As of the date of this Agreement (the "Purchase Date"), Optionee hereby purchases _______________ shares of Common Stock of the Company ("Purchased Shares") pursuant to that certain option ("Option") granted Optionee on ________________________ , 19____, ("Grant Date") to purchase up to
_________________ shares of the Company's Common Stock at an option price of $
_____________ per share ("Option Price").

         1.2 Payment. Concurrently with the delivery of this Agreement to the Secretary of the Company, Optionee shall (i) pay the Option Price for the Purchased Shares in accordance with the provisions of the agreement between the Company and Optionee evidencing the Option ("Option Agreement"), and (ii) deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

                          2. INVESTMENT REPRESENTATIONS

         2.1, Investment Intent. Optionee hereby warrants and represents that Optionee is sufficiently aware of the Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Purchased Shares. Optionee hereby warrants and represents that Optionee is acquiring the Purchased Shares for Optionee's own account and not with a view to their resale or distribution and that Optionee is prepared to hold the Purchased Shares for an indefinite period and has no present intention to sell, distribute or grant any participating interests in the Purchased Shares. Optionee hereby acknowledges the fact that the Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and that the Company is issuing the Purchased Shares to Optionee in reliance on the representations made by Optionee herein.

         2.2 Restricted Securities. Optionee hereby confirms that Optionee has been informed that the Purchased Shares may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an in period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act. Should Rule 144 subsequently become available, Optionee is aware that any sale of the Purchased Shares effected pursuant to the Rule may, depending upon the status of Optionee as an "affiliate" or "non-affiliate" under the Rule, be made only in limited amounts in accordance with provisions of the Rule, and that in no event may any Purchased Shares be sold pursuant to the Rule until Optionee has held the Purchased Shares for the requisite holding period following payment in cash of the Option Price for the Purchased Shares.

         2.3 Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares unless and until Optionee shall have provided the Company with written assurances from the Optionee and the opinion of the Company's counsel (at the Company's expense), in form and substance reasonably satisfactory to the Company, that (i) the proposed disposition does not require registration of the Purchase Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act has been taken.

         The Company shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Section 2 or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement

         2.4 Restrictive Legends. In order to reflect the restrictions on disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with restrictive legends, including one or both of the following legends:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OF THE UNITED STATES OF AMERICA ("ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (B) A "NO ACTION" LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER, OR (C) SATISFACTORY ASSURANCES TO THE COMPANY THAT REGISTRATION UNDER SUCH ACT AND QUALIFICATION UNDER APPLICABLE STATE ACTS IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.

2.5 Stockholder Rights. Until such time as the Company actually exercises its repurchase rights under this Agreement, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Purchased Shares.

                              3. GENERAL PROVISIONS

         3.1 No Employment or Service Contract. Except to the extent the terms of any written employment or service contract with the Optionee may expressly provide otherwise, the Company (or any parent or subsidiary corporation employing or retaining Optionee) is under no obligation to continue the engagement of Optionee as a service provider to the Company ("Service Provider") for any period of specific duration and may terminate such Service Provider status at any time, with or without cause. For purposes of this Agreement, the Optionee shall be deemed to be a Service Provider to the Company for so long as the Optionee renders periodic services to the Company or one or more of its parent or subsidiary corporations.

         3.2 Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

         3.3 Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

         3.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts between California residents entered into and to be fully performed within California.

         3.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of the which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                    COMPANY:

                                               LASER POWER CORPORATION,

                                               a Delaware Corporation

                                       BY:

                                     TITLE:

                                        ADDRESS:   12777 High Bluff Drive
                                                   San Diego, California 92130

                                    OPTIONEE:

                                     TITLE:

                                    ADDRESS:



                              Please deliver to me at my address as set forth above stock certificates representing the Purchased Shares registered in my name (and as
                              (spouse)                    (type of ownership)



                   [SIGNATURE PAGE TO LASER POWER CORPORATION
                            STOCK PURCHASE AGREEMENT
                         (NOTICE OF EXERCISE OF OPTION)]